Exhibit 99.1

                                     OATMAN
                            MINERAL AND MINING LEASE

THIS LEASE is made and effective the 30th day of November, 2010, between The McIntyre / Bauman New Jersey Trust dated December 15, 2001, whose address is 1445 Center St, NE, Salem, OR 97301 (called "Lessor"), and ASPA Gold Corp., formerly known as Renaissance BioEnergy Inc., a Nevada corporation with an address of 36101 Bob Hope Dr., Suite E5-238, Rancho Mirage, CA 92770 (called "Lessee").

                                   WITNESSETH:

1. INTERESTS LEASED

For and in consideration of US$10.00 (Ten Dollars) paid to Lessor by Lessee, the receipt and sufficiency of which are hereby acknowledged by the Lessor, and the mutual covenants set forth herein, Lessor hereby grants and leases exclusively unto Lessee all mineral rights in, under and appurtenant to the lands described as the Premises below (all of which materials, minerals and deposits are called the "Subject Minerals"). The Subject Minerals are leased, as above, together with all interests hereafter acquired by or for Lessor in the Premises.

The Premises consists of the following described mineral rights located in the San Francisco Mining District, County of Mohave and State of Arizona, containing
91.46 acres, more or less:

                                PATENTED CLAIMS:

MINERAL RIGHTS ONLY:

The Lexington, Boston, Alice, Happy New Year, Only Chance and Big Johnnie Lode Mining Claims, in the San Francisco Mining District, being shown on Mineral Survey No. 2775, on file in the Bureau of Land Management, as granted by Patent recorded in Book 22 of Deeds, Page 332, records of Mohave County, Arizona. Excluding two in-lier parcels not owned by Lessor: APN 221-30-002 (.12 ac) and APN 221-30-003(.17 ac).

Mineral rights only: The Bunker Hill Lode Mining Claim, in the San Francisco Mining District, being shown on Mineral Survey No. 3190, on file in the Bureau of Land Management, as granted by Patent recorded in Book 25 of Deeds, Page 557, records of Mohave County, Arizona.

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The Premises are also referred to as Mohave  County  Assessor's  Parcel  Numbers
("APN") 221-29-004, 221-29-005, 221-30-004 and 221-30-005.

2. TERMS OF LEASE

This lease is granted for an initial term of three (3) years from and after the date hereof, and for up to three additional renewal terms of three (years) after the initial term while any mining, development, processing, or reclamation is being conducted hereunder on a continuous basis. Such operations shall be deemed conducted on a continuous basis unless and until, after the end of the initial term, a period on one hundred eighty (180) consecutive days elapses in which no mining or developing or processing or testing is conducted, excluding, however, periods of force majeure as provided herein.

Unless otherwise specified, all reference to the "term" of the lease shall mean and include both the initial term and the renewal term(s).

3. PAYMENTS

The initial payment will be 34,100,000 (Thirty Four Million One Hundred Thousand) restricted shares of Common Stock of the Lessee (the "Consideration Shares") at US$0.00001 par value for execution of this lease. An annual payment of US$200,000 (Two hundred thousand dollars) (adjusted annually by the CPI (consumer price index as published by the US Government) according to this formula each year previous payment times 1+ fractional CPI index. For example if CPI is 3% (Three percent) the following payment will be US$200,000 x 1.03 or US$206,000; if next year's CPI is 2 % then the calculation would be US$206,000 x
1.02 or US$210,120, which will keep the lease valid for 1 (one) additional year. Payments will be made to an address and account of the Lessor's choosing, and shall be payable annually in arrears, with the first payment due on November 30, 2011.

All annual payments will be creditable as advanced NSR Royalties and will accrue against the NSR Royalties to be paid if mining occurs.

In regards to the Consideration Shares:

     (a)  They will upon issuance be issued as fully paid and non-assessable.

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     (b)  Lessor is an  "accredited  investor" as the term is defined in section
          501(a) of Regulation D under the 1933 Act.

     (c) The Consideration Shares have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined in Regulation S promulgated under the 1933
          Act),except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws.

     (d) The Lessor is receiving the Consideration Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Consideration Shares, and the Lessor has not subdivided its interest in the Consideration Shares with any other person.

     (e) The Lessor is not an underwriter of, or dealer in, the common shares of the Lessee, nor is the Lessor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Consideration Shares.

     (f) The Lessor is not aware of any advertisement of any of the Consideration Shares and is not acquiring the Consideration Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

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4. ROYALTIES AND NET PROFITS INTEREST

     A.   Net Profits Interest.

          Lessor shall have a 5% (Five percent) net profits interest ("NPI") in the Premises. For purposes of Lessor's and Lessee's respective NPI, "Net Profits" shall be calculated pursuant to generally accepted accounting principles in the United States of America, provided, however, that the calculation of net profits shall not include any benefit or loss from price hedging and price protection arrangements conducted by or on behalf of Lessee and, provided, further, that Lessee shall be entitled to deduct from revenues only the following percentages of total operating costs in lieu of headquarters overhead and headquarters general and administrative expenses: 3% (Three percent) during the development/construction stage of operations and 1% (One percent) during the mining and processing stage of operations and, provided, further, that no deduction shall be made for depletion or depreciation. Lessor's NPI shall be a fully carried interest, and Lessor shall not be required to fund any expenses relating to the Property or its exploration , development, production or reclamation.

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     B.   Net Smelter Returns Royalty.

          In addition to Lessor's NPI, a net smelter returns royalty ("NSR Royalty") shall be payable to Lessor for all commodities produced from the Premises. For purposes of this lease, the "net smelter return" is defined as the amount of money which the smelter or refinery, as the case may be, pays the Lessee for the commodity based on the then current spot price of gold, with deductions for costs associated with further processing but without deductions for taxes, calculated on an FOB mine site basis. The NSR Royalty shall be payable based on the following sliding scale, based on the spot price of gold at the time of production:

          Over US$2,400 per ounce                              8.0%

          Over US$2,100 but under US$2,400 per ounce           7.0%

          Over US$1,800 but under US$2,100 per ounce           6.0%

          Over US$1,500 but under US$1,800 per ounce           5.0%

          Over US$1,200 but under US$1,500 per ounce           4.0%

          Over US$900 but under US$1,200 per ounce             3.0%

          Over US$600 but under US$900 per ounce               2.0%

          Under US$600 per ounce                               1.0%

Payable in Kind; Payable Quarterly.

Lessor may elect to receive in kind its NPI or its NSR Royalty (as described below). Both royalties shall be payable quarterly.

5. OPERATIONS

     A.   EXPLORATION, MINING AND OTHER OPERATIONS.

          The Lessee may use and employ methods of exploration, development, mining and processing as it may desire or find most profitable and economical and may, when it deems it necessary or desirable, discontinue operations entirely so long as it shall well and truly meet its obligations hereunder to pay annual payments and NSR Royalty due, if any, Lessee shall not be required to mine, preserve, or protect in its mining operations any Subject Minerals which under good mining practices cannot be mined or shipped at a profit by the Lessee at the time encountered. Lessee shall have the right and privilege at any time, during the term of this lease and as long thereafter as it may hold an interest in minerals in, on or under adjacent or neighboring lands, to use any and all roads or workings located at anytime on or under the premises to facilitate mining ores or materials on adjacent or neighboring properties, whether or not contiguous and whether or not owned by Lessor. Lessee shall have the further right of mixing, either underground or at the surface or processing plants, any ores, solutions or other products from any other lands, provided that the mixing is accomplished only after the same have been sampled and after the weight or volume thereof has been determined or ascertained by sound engineering principles. An accurate record of the tonnage or volume, and of the analysis, of ore, concentrate or other products from each property going into such mixture shall be kept and made available to Lessor at all reasonable times, and shall be used as basis of the allocation between the properties, of production royalties to be paid therefore.

     B.   MAINTENANCE.

          Lessee agrees to maintain all roads, camps, drill sites, and mines in a good and workmanlike manner.

     C.   PAYMENT FOR DAMAGES.

          The Lessee shall pay an equitable compensation to the injured party or parties for actual damages caused by its operations upon the Premises, including, damage to crops, grazing values, fences, gates, reservoirs, roads, and structures, and damage sustained by reason of injury or loss of livestock.

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6. INSPECTION

Lessor or its duly appointed representative shall have the right, exercisable at all reasonable times and in a reasonable manner so as not to interfere with Lessee's operations, to go upon the Premises, or any part thereof, for the purpose of inspecting the workings thereon. Lessor shall hold Lessee harmless from all claims for damages arising out of any death, personal injury, or property damage sustained by Lessor or Lessor's agents or servants while in or upon the Premises, unless such death or injury arises as a result of negligence of the Lessee.

7. TAXES

Lessor agrees to pay all general (surface use) ad valorem taxes and assessment s assessed against the Premises and all taxes resulting from the Lessor's use thereof, if any. Lessee shall pay for that portion of such taxes which is attributable to any producing mine opened and operated on the Premises by Lessee, less the part thereof attributable to Lessor's NSR Royalty interest therein. Lessee shall pay all other lawful public taxes and assessments, whether general, specific or otherwise, assessed and levied upon or against the Premises and attributable to Lessee's operations, or upon any area and other product's thereof, or upon any property or improvements placed by lessee on the Premises. If any tax is now or hereafter levied on or measured by production, Lessor shall pay that portion of such taxes which is attributable to the NSR Royalty reserved herein. Lessee shall have the right in good faith to contest any of the above taxes, whether payable by Lessee or payable by Lessor, but shall not permit or suffer the Premises or any part thereof, or any ore mined thereon, or any improvements or personal property thereon to be sold at any time for such taxes or assessments.

8. WARRANTY

Lessor hereby warrants to the Lessee that the Lessor owns a 100% (One hundred percent) interest in the mineral rights included in the Premises.

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9. ASSIGNMENT

The estate of either party may be assigned in whole or in part. No change in the ownership of the Premises or assignment of NSR Royalties payable hereunder shall be binding upon Lessee until Lessee has been furnished with a written transfer or assignment or a certified copy thereof. If this lease is assigned as to a part or parts of the Premises and the Lessee, or assignee or assignees of any part or parts, fails or defaults in the payment of the proportionate part of the NSR Royalties due from him or them or otherwise breach any covenants contained herein, such default shall not operate to defeat or affect this lease insofar as it covers any other part of parts of the Premises. An assignment of this lease shall, to the extent of the assignment, relieve and discharge the Lessee of all obligations hereunder which have not theretofore become due.

10. MULTIPLE LESSORS

Whenever five or more parties are entitled to receive annual payments or royalties hereunder, Lessee may withhold payment thereof unless and until all such parties designate in a recordable instrument as agent empowered to receive all NSR Royalty or annual payments due hereunder and to execute division and transfer orders on behalf of said parties and their respective successors in title.

11. DEFAULT; FORCE MAJEURE; TERMINATION

If at any time Lessee is in default in the performance of the terms and conditions of this lease to be performed by it, and if, within thirty (30) days after written notice of default is given by Lessor to Lessee, Lessee has not commenced activities which will cure the default if pursued diligently, then Lessor may terminate this lease by written notice to Lessee, provided that, if the default is a failure to pay, when due, a sum of money expressly required to be paid hereunder, Lessor may terminate this lease by written notice to Lessee if such default is not cured within fifteen (15) days after the written notice of the default is given to Lessee. Lessor shall have no right to terminate this lease except as expressly provided in the foregoing provisions of this paragraph.

Lessee shall not be deemed in default, or to have ceased performance or operations hereunder, during any period in which performance or operations are prevented by any cause reasonably beyond Lessee's control, each of which causes is called "force majeure". Force majeure shall include, without limitation, fire, floods, windstorms, and other damage from the elements, legislation, public regulations or other action of government authority, litigation, acts of God and acts of the public enemy. The duration of this lease shall be extended

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for a period equal to the period of force majeure.  All periods of force majeure shall be deemed to begin at the time Lessee stops performance or operations hereunder by reason of force majeure and Lessee shall notify Lessor of the beginning and ending date of each such period. Nothing herein shall limit Lessee's obligation to pay annual payments, or NSR Royalty for ore mined and sold, as provided in this lease.

Lessee shall have the right to terminate this lease at any time or times during the term hereof, as to the Subject Minerals underlying all or any one or more parts of the Premises, by delivering or mailing to Lessor written notice stating such intention to terminate and describing the parts of the Premises, if less than all, so to which the termination applies. The termination shall take effect upon the date specified in the notice, or, if no date is specified, upon the date on which the notice is given. Upon such termination, all right, title, interest and obligations of Lessee hereunder in and to the Premises specified in the notice shall terminate, except obligations which then have accrued under the express provisions of this lease and which then have not been paid or performed. If the notice specifies that this lease is thereby being terminated, as to the Subject Minerals underlying a part, and less than all, of the Premises, this lease shall continue in effect as to the Subject Minerals underlying a part, and less than all, of the Premises, this lease shall continue in effect as to the Subject Minerals underlying all parts of the Premises except the part or parts so specified. Forthwith after delivery of the notice of termination, Lessee shall execute and record, or deliver to Lessor for recording, a formal release of this lease as to the parts of the Premises described in the notice. Lessee shall have the right to remove from the Premises any machinery, fixtures, buildings, stockpiles of ore or minerals, and other property placed on the Premises by Lessee. This right may be exercised at any times during the term hereof, or within one year after expiration or termination of this lease as to the parts of the Premises on which such property is located.

12. FURTHER DOCUMENTS

At the request and expense of Lessee, Lessor shall deliver to Lessee for the purpose of copying the same, any documents, abstracts, policies, or other information relating to the Subject Minerals, the Premises or Lessee's operations hereunder, and shall execute and deliver to Lessee any instructions, agreements, documents, or other papers reasonably required by lessee to effect the purpose of this lease. Lessor at all times shall cooperate with Lessee in any reasonable way to assist Lessee in effecting the purposes of this lease.

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13. NOTICES

All notices required or permitted to be given hereunder shall be deemed properly given upon delivering the same to the party to be notified, or upon the seventh day after mailing the notice, by registered or certified mail, return receipt requested, to the party to be notified at its address set forth above, or such other address as the party to be notified may have designated prior thereto by written notice to the other. All routine reports hereunder may be delivered by ordinary United States mail, addressed to the recipient at its above address.

14. HOMESTEAD

Lessor hereby release and relinquishes any right of homestead exemption which Lessor may have in the Premised or in the Subject Minerals.

15. BINDING EFFECT

This lease shall be binding on the parties hereto, and upon their heirs, successors and assigns. This Lease shall be binding upon all who execute it, whether or not named in the body hereof as Lessor and without regard to whether this instrument or any copy thereof shall be executed by any other Lessor named above. All who execute this lease shall be Lessors the same as if named in the body hereof.

16. GOVERNING LAW; CONSENT TO JURISDICTION

This Agreement shall be governed by the laws of the State of Arizona, excluding any conflicts of laws principles. Each party consents to the exclusive jurisdiction and venue of the federal and state courts sitting in Mohave County, Arizona, U.S.A. over any dispute, claim, lawsuit or proceeding arising from or pertaining to this Agreement, and waives any argument that such courts are an "inconvenient forum."


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IN WITNESS  WHEREOF,  this lease has been  executed as of the day and year first above written.

LESSEE:                                   LESSOR:

/s/                                       /s/
------------------------------------      --------------------------------------
Authorized Signatory                      Trustee
ASPA Gold Corp.                           The McIntyre / Bauman New Jersey Trust
36101 Bob Hope Dr., Suite E5-238          dated December15, 2001
Rancho Mirage, CA 92770                   1445 Center St NE
                                          Salem, OR 97301


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